SUPPLEMENT DATED MARCH 21, 2008 TO THE

PACIFIC SELECT FUND PROSPECTUS DATED MAY 1, 2007

This supplement revises the Pacific Select Fund prospectus dated May 1, 2007, as supplemented (together, the “prospectus”) and must be preceded or accompanied by the prospectus. Remember to review the prospectus for other important information.

The ABOUT THE PORTFOLIOS — Portfolio manager sections are revised as follows:

Information regarding J. Chris Najork is deleted for the Small-Cap Value Portfolio.

Information regarding John B. Brynjolfsson for the Inflation Managed Portfolio is replaced with the following:

Mihir P. Worah is an executive vice president, portfolio manager and member of PIMCO’s government and derivatives desk. Mr. Worah has been a portfolio manager at PIMCO since 2003 and has been responsible for the day-to-day management of the portfolio’s assets since 2008. He has over 8 years of investment experience. Mr. Worah has a BS from Lafayette College and a PhD from the University of Chicago.

Information regarding Dale W. Patrick for the Money Market Portfolio is replaced with the following:

Brian M. Robertson, CFA, is a portfolio manager of Pacific Asset Management (PAM) since 2007. He has the responsibility of co-managing the portfolio since 2008 and provides research and analysis of investments in the forest product; metals and mining; industrials, and homebuilding sectors. Prior to joining PAM, Mr. Robertson was a former member of Pacific Life’s credit research team and was responsible for fixed income analysis and leveraged loan credit analysis. Mr. Robertson joined Pacific Life in 2000 and holds a BA from the University of Michigan.

Information regarding Lori A. Johnstone for the High Yield Bond Portfolio is replaced with the following:

Jason R. Rosiak is a senior managing director and portfolio manager of PAM since 2007 and has managed the portfolio since 2008. He has responsibility for overseeing PAM’s portfolio management activities, including high yield bonds, leveraged loans, and structured products. Prior to joining PAM, Mr. Rosiak held senior positions at UBS Investment Bank from 2006 to 2007 and PIMCO from 1996 to 2005. While at PIMCO, Mr. Rosiak served as a leveraged loan portfolio manager and head of high yield trading. He has over 15 years of investment experience. Mr. Rosiak has a BA from the University of California, Los Angeles and an MBA from the University of Southern California.

Information is added to the Mid-Cap Growth Portfolio as follows:

Jason Yeung, CFA, is an executive director and portfolio manager of Van Kampen and has managed the portfolio since 2008. Mr. Yeung has been a portfolio manager at Van Kampen since 2007 and has over 11 years of investment experience. He was a research analyst and member of the U.S. Research Group from 2002 to 2004. Mr. Yeung has a BA from Johns Hopkins University and an MA from the University of Cambridge.

The ABOUT THE PORTFOLIO MANAGERS — Pacific Life Fund Advisors LLC section is updated to include the following information:

Pacific Life Fund Advisors LLC (PLFA), a subsidiary of Pacific Life Insurance Company (Pacific Life), is the investment adviser to Pacific Select Fund. PLFA also does business under the name “Pacific Asset Management” (PAM) and manages the Money Market and High Yield Bond Portfolios under the PAM name. References to management of these portfolios within various materials will be updated to reflect the PAM name, but in the interim, may reflect the PLFA name.